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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2005


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-16383                 95-4352386
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)

            717 Texas Avenue
               Suite 3100
             Houston, Texas                                         77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     On July 21, 2005, Cheniere Energy, Inc. issued a press release announcing the intent to offer convertible senior unsecured notes in a private placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

c)   Exhibits

Exhibit
Number           Description
------           -----------

 99.1            Press Release, dated July 21, 2005 (filed herewith).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHENIERE ENERGY, INC.


     Date: July 21, 2005                  By:    /s/ Don A. Turkleson
                                                 --------------------
                                          Name:  Don A. Turkleson
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Secretary
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EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99.1       Press Release, dated July 21, 2005 (filed herewith).